SUPPLEMENT DATED APRIL 26, 2022
to

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective on or about May 1, 2022, the names of the following investment options will be changed:

Current Name	New Name

AB Global Thematic Growth Portfolio	AB Sustainable Global Thematic Portfolio

AB International Growth Portfolio	AB Sustainable International Thematic Portfolio

Wanger USA	Wanger Acorn

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.